UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2015

CORNERSTONE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-30497	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Georgia Avenue, Chattanooga, Tennessee 37402

(Address of principal executive offices)      (zip code)

(423) 385-3000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On June 25, 2015, July 7, 2015 and August 14, 2015, Cornerstone Bancshares, Inc. (“Cornerstone”) entered into substantially similar subscription agreements (the “Subscription Agreements”) with two accredited investors for an aggregate of 266,668 shares of Cornerstone Common Stock, par value $1.00 per share (each, a “Share,” and collectively, the “Shares”), at a purchase price of $3.75 per share (the “Purchase Price”), one accredited investor for 13,300 Shares at the Purchase Price, and 54 accredited investors for an aggregate of 3,613,365 Shares at the Purchase Price, respectively, pursuant to a private placement offering conducted in accordance with the exemption from registration under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The entry into the Subscription Agreements prior to August 14, 2015 were, in the aggregate, less than the 5% number of shares outstanding of the class of equity securities sold that require the filing of a Current Report on Form 8-K. All investors are referred to herein individually, as an “Investor,” and collectively, as the “Investors.”

The Subscription Agreements, in the aggregate, provide for the issuance and sale by Cornerstone to the Investors of 3,893,333 Shares at the Purchase Price (the “2015 Equity Financing”). The gross proceeds of the Subscription Agreements equal approximately $14,600,000.

Cornerstone engaged Hovde Group, LLC, a broker-dealer registered with FINRA (the “Placement Agent”), to act as a placement agent to Cornerstone in connection with certain purchasers in the 2015 Equity Financing. Pursuant to the terms of engagement, the Placement Agent will receive consideration from Cornerstone, including a 6% placement fee of the total proceeds of the 2015 Equity Financing, excluding sales to investors that are directors, officers or existing shareholders of Cornerstone and/or its subsidiary, Cornerstone Community Bank (“CCB”), or which are individual investors identified or contacted by Cornerstone, with respect to whom Cornerstone shall pay the Placement Agent a reduced placement fee in connection with the 2015 Equity Financing. Based upon the Subscription Agreements accepted, Cornerstone will pay the Placement Agent a total commission of $652,000. In addition to the fees payable to the Placement Agent, Cornerstone also agreed from time to time reimburse the Placement Agent for all reasonable travel, legal and other out of pocket expenses incurred by Placement Agent in performing its services.

Cornerstone’s obligation to issue and sell the Shares, and the corresponding obligation of the Investors to the purchase the Shares, are subject to a number of conditions precedent, including, but not limited to, the receipt of shareholder approval and regulatory approval of the transactions (the “Merger”) contemplated in the Agreement and Plan of Merger dated December 5, 2014 (the “Merger Agreement”) by and among SmartFinancial, Inc., a Tennessee corporation (“SmartFinancial”), Cornerstone, CCB and SmartBank, a wholly-owned Subsidiary of SmartFinancial (“SmartBank”), pursuant to which, among other things, SmartFinancial will merge with and into Cornerstone and Cornerstone will change its name to “SmartFinancial, Inc.” as the surviving corporation. Shareholder approval of the Merger was received from Cornerstone on June 17, 2015, and from SmartFinancial on June 18, 2015. Regulatory approval was received from the Board of Governors of the Federal Reserve on July 22, 2015 and from the Tennessee Department of Financial Institutions on July 24, 2015. Cornerstone anticipates that the remaining conditions precedent will be satisfied in connection with the closing of the Merger on August 31, 2015.

In connection with the 2015 Equity Financing, payment for the Shares shall be made to U.S. Bank, as escrow agent (the “Escrow Agent”), for deposit in Cornerstone’s escrow account. Funds delivered to the Escrow Agent will be released in connection with the closing of the Merger.

Furthermore, in connection with the 2015 Equity Transaction, Cornerstone entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors pursuant to which, as soon as practicable, Cornerstone will prepare and file a registration statement with respect to the Shares, and use its best efforts to cause such registration statement to become effective under the Securities Act, within ninety (90) days after the effective date of such Subscription Agreements and, thereafter, keep such registration statement effective until the earlier of (i) six (6) months following the effective date of all Subscription Agreements or (ii) when all Shares are resold pursuant to such registration statement.

The issuance and sale of the Shares has not been, and will not upon issuance be, registered under the Securities Act, and the Shares may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Shares have been offered and will be sold in reliance upon exemptions from registration provided by Regulation D of the Securities Act. Cornerstone relied on these exemptions based upon the fact that all Investors are accredited investors, as that term is used in Regulation D of the Securities Act.

The foregoing description of the Subscription Agreements and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to copies of the form of Subscription Agreement and form of Registration Rights Agreement filed herewith as Exhibits 10.1, and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Form of Subscription Agreement

	10.2	Form of Registration Rights Agreement

Forward-Looking Statements

Certain of the statements made in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the Cornerstone’s strategic direction, prospects, future results and benefits of the 2015 Equity Financing, are subject to numerous risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the possibility that conditions to completion of the Merger will not be satisfied, the ability to complete the Merger in the expected timeframe, Cornerstone’s competitive environment, and other risks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.

Date: August 20, 2015	By:	/s/ Nathaniel F. Hughes
Nathaniel F. Hughes
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Subscription Agreement

10.2	Form of Registration Rights Agreement